SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 4, 2004

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-2402	41-0319970
(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin, Minnesota	55912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 437-5611

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Effective February 4, 2004, Hormel Foods Corporation sold all of its remaining equity interest in the Spanish food company Campofrio Alimentacion, S.A.  The terms and conditions of the sale have not been disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	February 5, 2004	By	/s/M. J. McCOY
M. J. McCOY
Executive Vice President and Chief Financial Officer

Dated:	February 5, 2004	By	/s/J. N. SHEEHAN
J. N. SHEEHAN
Vice President and Controller